                                                                                                        UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 3, 2015
1-800-FLOWERS.COM, INC.

(Exact name of registrant as specified in its charter)

                                                                   Delaware                                0-26841                                11-3117311

                                                         (State of incorporation)      (Commission File Number)       (IRS Employer Identification No.)

One Old Country Road, Suite 500
Carle Place, New York 11514

(Address of principal executive offices) (Zip Code)

(516) 237-6000

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to
Simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)
     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c)

ITEM 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective as February 3, 2015, Craig Johnson, Mr. Johnson resigned as Chief Executive Officer of Harry & David Holdings, Inc., and is no longer with the Company.

                                    SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 6, 2015

                                                                        1-800-FLOWERS.COM, Inc.
                        By:   /s/ William E. Shea
                                                William E. Shea
                                                                                      Senior Vice President, Treasurer and
                       Chief Financial Officer